UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

H & R BLOCK, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Breeden Capital Management LLC
Breeden Partners, L.P.
Breeden Partners (California) L.P.
Breeden Partners Holdco Ltd.
Richard C. Breeden
Robert A. Gerard
L. Edward Shaw, Jr.
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

     The instruction form below is being mailed, along with the letter from Richard C. Breeden, filed with the Securities and Exchange Commission on August 16, 2007 on Form 14A, to Street Name Holders of H&R Block stock.

IMPORTANT NOTICE
     The original blue voting instruction form mailed with Breeden Partners’ proxy statement contained a printing error, and is not valid. The original form incorrectly stated that the Company’s board recommended the Breeden Partners’ candidates for the board. This is, of course, not correct. The Company’s Board recommends electing the three incumbent directors on the white proxy card. But Breeden Partners hopes you will support our candidates by voting the enclosed blue voting instruction form.
     The third party proxy processing firm that mistakenly included this language on the original blue voting instruction form has taken responsibility for the error and apologized to the Company. We also apologize to all shareholders for this error.
     To avoid any further confusion, the original blue voting instruction forms have all been invalidated, and new blue “corrected ballots” with new control numbers are being furnished to you. IF YOU PREVIOUSLY SIGNED THE ORIGINAL BLUE VOTING INSTRUCTION FORM MAILED WITH BREEDEN PARTNERS’ PROXY STATEMENT, IT HAS NOW BEEN INVALIDATED. YOUR VOTE WILL NOT BE COUNTED UNLESS YOU HAVE SIGNED, DATED AND RETURNED A CORRECTED BALLOT.
     If you wish to support the Breeden Partners’ nominees for the board, please sign, date and return the enclosed new blue voting instruction form or vote by Internet or telephone using the control number that appears on the enclosed instruction form.
     We regret that the Company has tried to blow this incident wholly out of proportion. The new voting card and voting instruction is intended to remove any possibility of error or mistake on the part of anyone voting in this important election. We apologize again for any confusion or inconvenience caused by this clerical error.
Please sign, date and return the enclosed form to vote BLUE for the Breeden Partners’ nominees.

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of Breeden Partners’ proxy materials, please call
Morrow & Co., Inc. at the phone numbers listed below.
(203) 658-9400
(877) 807-8896
E-mail: Breedeninfo@morrowco.com

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY BREEDEN CAPITAL MANAGEMENT, LLC, BREEDEN PARTNERS L.P., BREEDEN PARTNERS (CALIFORNIA) L.P., BREEDEN PARTNERS HOLDCO LTD., RICHARD C. BREEDEN, ROBERT A. GERARD AND L. EDWARD SHAW, JR. FROM THE SHAREHOLDERS OF H&R BLOCK FOR USE AT THE 2007 ANNUAL MEETING OF SHAREHOLDERS OF H&R BLOCK BECAUSE THEY CONTAIN (AND ANY SUBSEQUENT AMENDMENTS OR SUPPLEMENTS WILL CONTAIN) IMPORTANT INFORMATION. THE DEFINITIVE PROXY STATEMENT AND FORM OF PROXY IS BEING MAILED TO SHAREHOLDERS OF H&R BLOCK AND IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING MORROW & CO., INC. BY TELEPHONE AT (203) 658-9400 OR BY E-MAIL AT BREEDENINFO@MORROWCO.COM.